                                                                    Exhibit 10.2

                                FIRST AMENDMENT

                                       TO

                         SECURITIES PURCHASE AGREEMENT

      THIS FIRST AMENDMENT TO THE SECURITIES PURCHASE AGREEMENT (this "FIRST AMENDMENT"), is made as of October 20, 2003, by and among BAM! ENTERTAINMENT, INC., a corporation organized under the laws of the State of Delaware (the "COMPANY"), and the purchasers (the "PURCHASERS") set forth on the execution pages hereof (the "EXECUTION PAGES"). All capitalized terms that are not otherwise defined herein have the meaning given to such terms in the Agreement.

      WHEREAS:

      A. The Company and each Purchaser executed and delivered the Agreement in reliance upon the exemption from securities registration afforded by the provisions of Regulation D, as promulgated by the SEC under the Securities Act.

      B. Each Purchaser purchased, severally and not jointly, subject to the terms and conditions stated in the Agreement, (i) Shares of the Company's Common Stock, (ii) Warrants to purchase Warrant Shares and (iii) Additional Investment Rights to purchase Additional Investment Right Shares and Additional Investment Right Warrants, as set forth in greater detail on Exhibit F to the Agreement.

      C. Nasdaq rules would require the Company to obtain approval of the Company's stockholders under the original terms of the Agreement, and, as a result, the Company and each Purchaser mutually agree to amend Exhibit F to the Agreement so that approval by the Company's stockholders is not required.

      NOW, THEREFORE, in consideration of the above recitals and the mutual agreements herein contained and for other good and valuable consideration, the Company and the Purchasers hereby agree that Exhibit F of the Agreement is hereby amended to read in its entirety as Exhibit F attached hereto.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]


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      IN WITNESS WHEREOF, the undersigned Purchasers and the Company have caused this First Amendment to the Securities Purchase Agreement to be duly executed as of the date first above written.

                                    COMPANY:

                                    BAM! ENTERTAINMENT, INC.


                                          By:  /s/ Stephen Ambler
                                             ----------------------------------
                                          Name:  Stephen Ambler
                                             ----------------------------------
                                          Title:  CFO/VP Finance
                                             ----------------------------------

                                    THE PURCHASERS:  VERTICAL VENTURES LLC

                                          By: /s/  Joshua Silverman
                                              --------------------------------
                                          Name: Joshua Silverman
                                                ------------------------------
                                          Title: Partner
                                                 -----------------------------

                                 THE PURCHASERS:  CRESCENT INTERNATIONAL LTD

                                          By: /s/  Maxi Brezzi
                                              --------------------------------
                                          Name: Maxi Brezzi
                                                ------------------------------
                                          Title: Authorized Signatory
                                                 -----------------------------

                            THE PURCHASERS:  SMITHFIELD FIDUCIARY LLC

                                  By: /s/  Adam J. Chill
                                      ------------------------------------
                                  Name: Adam J. Chill
                                        ----------------------------------
                                  Title: Authorized Signatory
                                         ---------------------------------
                                  Residence: Cayman Islands
                                             -----------------------------
                                  Address: c/o Highbridge Capital
                                           -------------------------------
                                               Management, LLC
                                  ----------------------------------------
                                  9 West 57th Street, 27th Floor
                                  ----------------------------------------
                                  New York, New York  10019
                                  ----------------------------------------
                                  Telephone No.: (212) 287-4720
                                                 ---------------
                                  Telecopy No.:  (212) 751-0755
                                                 ---------------
                                  Attention: Ari J. Storch / Adam J. Chill
                                  ----------------------------------------
                                  Email Address: ari.storch@hcmny.com
                                                 -------------------------
                                                 adam.chill@hcmny.com
                                                 -------------------------

                                THE PURCHASERS:  TRUK OPPORTUNITY FUND, LLC

                                          By: /s/  Stephen E. Saltzstein
                                              ---------------------------------
                                          Name: Stephen E. Saltzstein
                                                -------------------------------
                                          Title: Principal
                                                 ------------------------------

                                    THE PURCHASERS:  JAS SECURITIES, LLC

                                          By: /s/  Mike Coughlan
                                              --------------------------
                                          Name: Mike Coughlan
                                                ------------------------
                                          Title: CFO
                                                 -----------------------

                                THE PURCHASERS:  AIG DKR SOUNDSHORE PRIVATE
                                                 INVESTORS HOLDING FUND LTD.

                                          By: /s/  Barbara Burger
                                              --------------------------
                                          Name: Barbara Burger
                                                ------------------------
                                          Title: Alternative Director
                                                 -----------------------

                                    THE PURCHASERS:  OTAPE INVESTMENTS LLC

                                          By: /s/  James W. Santor
                                              --------------------------
                                          Name: James W. Santor
                                                ------------------------
                                          Title: CFO
                                                 -----------------------

                                                                       EXHIBIT F
                             TO FIRST AMENDMENT TO SECURITIES PURCHASE AGREEMENT

VERTICAL VENTURES LLC:        $  758,000               42.68018%
                                                       789,584 Shares (purchased at $0.96 per share)
                                                       710,625 Warrants (exercisable at $1.87 per share)
Additional Investment Rights to purchase:              474,443 Additional Investment Right Shares
                                                       at $0.96 per share
                                                       Additional Investment Right Warrants
                                                       to purchase 426,999 Additional
                                                       Investment Right Warrant Shares at an
                                                       exercise price per share equal to the
                                                       greater of (i) the lesser of (x) the
                                                       closing bid price of the Company's
                                                       Common Stock on the Nasdaq Stock
                                                       Market on the Business Day
                                                       immediately preceding the exercise
                                                       date of the Additional Investment
                                                       Right, and (y) the average of the
                                                       closing bid price of the Company's
                                                       Common Stock on the Nasdaq Stock
                                                       Market for the five (5) Business Days
                                                       immediately preceding the exercise
                                                       date of the Additional Investment
                                                       Right (the "Market Price") and (ii)
                                                       $1.87

CRESCENT INTERNATIONAL LTD:   $  315,000               17.73648%
                                                       328,125 Shares (purchased at $0.96 per share)
                                                       295,313 Warrants (exercisable at $1.87 per share)
        Additional Investment Rights to purchase:      197,163 Additional Investment Right
                                                       Shares at $0.96 per share
                                                       Additional Investment Right Warrants
                                                       to purchase 177,447 Additional
                                                       Investment Right Warrant Shares at an
                                                       exercise price per share equal to the
                                                       greater of $1.87 and the Market Price

SMITHFIELD FIDUCIARY LLC:     $  225,000               12.668919%
                                                       234,375 Shares (purchased at $0.96 per
                                                       share)
                                                       210,938 Warrants (exercisable at $1.87 per
                                                       share)
        Additional Investment Rights to purchase:      140,831 Additional Investment Right Shares
                                                       at $0.96 per share
                                                       Additional Investment Right Warrants
                                                       to purchase 126,747 Additional
                                                       Investment Right Warrant Shares at an
                                                       exercise price per share equal to the
                                                       greater of $1.87 and the Market Price

TRUK OPPORTUNITY FUND, LLC:   $   20,961               1.18023%
                                                       21,834 Shares (purchased at $0.96 per
                                                       share)
                                                       19,651 Warrants (exercisable at $1.87 per
                                                       share)
        Additional Investment Rights to purchase:      13,120 Additional Investment Right Shares
                                                       at $0.96 per share
                                                       Additional Investment Right Warrants
                                                       to purchase 11,808 Additional
                                                       Investment Right Warrant Shares at an
                                                       exercise price per share equal to the
                                                       greater of $1.87 and the Market Price

JAS SECURITIES, LLC:          $   81,109               4.56694%
                                                       84,489 Shares (purchased at $0.96 per
                                                       share)
                                                       76,040 Warrants (exercisable at $1.87 per
                                                       share)
        Additional Investment Rights to purchase:      50,767 Additional Investment Right Shares
                                                       at $0.96 per share
                                                       Additional Investment Right Warrants
                                                       to purchase 45,690 Additional
                                                       Investment Right Warrant Shares at an
                                                       exercise price per share equal to the
                                                       greater of $1.87 and the Market Price

AIG DKR SOUNDSHORE PRIVATE    $   91,135               5.13141%
INVESTORS HOLDING FUND, LTD:                           94,931 Shares (purchased at $0.96 per
                                                       share)
                                                       85,438 Warrants (exercisable at $1.87 per
                                                       share)
        Additional Investment Rights to purchase:      57,042 Additional Investment Right Shares
                                                       at $0.96 per share
                                                       Additional Investment Right Warrants
                                                       to purchase 51,338 Additional
                                                       Investment Right Warrant Shares at an
                                                       exercise price per share equal to the
                                                       greater of $1.87 and the Market Price

OTAPE INVESTMENTS LLC:        $  284,796               16.03581%
                                                       296,662 Shares (purchased at $0.96 per
                                                       share)
                                                       266,995 Warrants (exercisable at $1.87 per
                                                       share)
        Additional Investment Rights to purchase:      178,259 Additional Investment Right Shares
                                                       at $0.96 per share
                                                       Additional Investment Right Warrants
                                                       to purchase 160,433 Additional
                                                       Investment Right Warrant Shares at an
                                                       exercise price per share equal to the
                                                       greater of $1.87 and the Market Price